UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 14, 2010
TIME WARNER INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15062	13-4099534
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
One Time Warner Center, New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)
212-484-8000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-23.1
EX-99.1
EX-101 INSTANCE DOCUMENT
EX-101 SCHEMA DOCUMENT
EX-101 CALCULATION LINKBASE DOCUMENT
EX-101 LABELS LINKBASE DOCUMENT
EX-101 PRESENTATION LINKBASE DOCUMENT
EX-101 DEFINITION LINKBASE DOCUMENT

Item 8.01 Other Events.
Recast Financial Statements
Time Warner Inc., a Delaware corporation (the “Company” or “Time Warner”), has recast its consolidated financial statements as of December 31, 2009 and 2008 and for each year in the three-year period ended December 31, 2009, including the accompanying supplementary information and schedule, and the related Management’s Discussion and Analysis of Results of Operations and Financial Condition included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 to reflect the retrospective adoption of amendments to accounting guidance pertaining to the accounting for transfers of financial assets and variable interest entities. These changes were previously reflected in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 that was filed with the SEC on May 5, 2010 (the “March 2010 Form 10-Q”). The recast financial information has not been updated for other transactions or events; accordingly, the information should be read in conjunction with the March 2010 Form 10-Q.
Legal Proceedings
Reference is made to lawsuits filed by the heirs of Jerome Siegel described on page 27 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009. On May 14, 2010, DC Comics filed a related lawsuit in the U.S. District Court for the Central District of California against the heirs of Superman co-creator Joseph Shuster, the Siegel heirs, their attorney Marc Toberoff and certain companies that Mr. Toberoff controls. The complaint asserts claims for, inter alia, declaratory relief concerning the validity and scope of the copyright termination notice served by the Shuster heirs, the validity of various agreements between Mr. Toberoff, his companies and the Shuster and Siegel heirs, as well as claims for intentional interference by Mr. Toberoff with DC Comics’ contracts and prospective economic advantage with the Shuster and Siegel heirs.
Item 9.01 Financial Statements and Exhibits.
             (d)        Exhibits

Exhibit	Description

23.1	Consent of Ernst & Young LLP.

99.1
Recast consolidated financial statements of Time Warner Inc. as of December 31, 2009 and 2008 and for each year in the three-year period ended December 31, 2009, including the accompanying supplementary information and schedule, and the related Management’s Discussion and Analysis of Results of Operations and Financial Condition.

101	The following recast financial information, formatted in eXtensible Business Reporting Language:

(i) Consolidated Balance Sheet at December 31, 2009 and 2008, (ii) Consolidated Statement of Operations for the years ended December 31, 2009, 2008 and 2007, (iii) Consolidated Statement of Cash Flows for the years ended December 31, 2009, 2008 and 2007, (iv) Consolidated Statement of Equity for the years ended December 31, 2009, 2008 and 2007, (v) Notes to Consolidated Financial Statements (tagged as a block of text) and (vi) Supplementary Information — Condensed Consolidating Financial Statements (tagged as a block of text).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER INC.

By:	/s/ Pascal Desroches
	Name:	Pascal Desroches
	Title:	Senior Vice President and Controller
Date:  July 7, 2010

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Ernst & Young LLP.

99.1
Recast consolidated financial statements of Time Warner Inc. as of December 31, 2009 and 2008 and for each year in the three-year period ended December 31, 2009, including the accompanying supplementary information and schedule, and the related Management’s Discussion and Analysis of Results of Operations and Financial Condition.

101	The following recast financial information, formatted in eXtensible Business Reporting Language:

(i) Consolidated Balance Sheet at December 31, 2009 and 2008, (ii) Consolidated Statement of Operations for the years ended December 31, 2009, 2008 and 2007, (iii) Consolidated Statement of Cash Flows for the years ended December 31, 2009, 2008 and 2007, (iv) Consolidated Statement of Equity for the years ended December 31, 2009, 2008 and 2007, (v) Notes to Consolidated Financial Statements (tagged as a block of text) and (vi) Supplementary Information — Condensed Consolidating Financial Statements (tagged as a block of text).